Filed under Rule 497(e)

Registration No.: 333-08653

SEASONS SERIES TRUST

SA Allocation Balanced Portfolio

SA Allocation Growth Portfolio

SA Allocation Moderate Growth Portfolio

SA Allocation Moderate Portfolio

SA Columbia Focused Value Portfolio

SA Multi-Managed Diversified Fixed Income Portfolio

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Small Cap Portfolio

SA Putnam Asset Allocation Diversified Growth Portfolio

SA T. Rowe Price Growth Stock Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated March 22, 2022, to the Portfolios’ Statement of Additional Information

(“SAI”), dated July 29, 2021, as supplemented and amended to date

The following changes are made to the Portfolios’ SAI effective immediately:

The subsection of the Portfolios’ SAI entitled “SUPPLEMENTAL GLOSSARY – Emerging Markets” is supplemented as follows:

Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Portfolio, that have exposure to Russian investments.

Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on a Portfolio’s performance and increase the volatility of an investment in the Portfolio.

Stock Connect. A Portfolio may invest in local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited (“CDCC”) that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through a Stock Connect. China A-Shares may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio . In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s northbound trading link is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through a Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. China A-Shares purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible China A-Shares through a Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If a Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.

A Portfolio’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio . The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

In addition, the subsection of the Portfolios’ SAI entitled “SUPPLEMENTAL GLOSSARY – Recent Market Events” is deleted in its entirety and replaced with the following:

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Brexit/European Union

On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union, of the UK’s intention to withdraw from the European Union, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the European Union. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.

Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russian Invasion of Ukraine

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

See “Emerging Markets – Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

COVID-19

An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.

In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.

Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.